UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2011

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Extraordinary General Meeting in lieu of Annual General Meeting (the “Meeting”) of Shareholders of Vantage Drilling Company (the “Company”) on July 28, 2011, shareholders approved the amendment and restatement of the Company’s 2007 Long-Term Incentive Compensation Plan (as amended and restated, the “Plan”), including the increase of shares authorized under the Plan by 17,500,000. A detailed summary of the Plan is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on July 1, 2011 (the “Proxy Statement”). The description of the Plan in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, a copy of which was filed as Annex A the Proxy Statement, and such Annex A is incorporated by reference as Exhibit 10.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, nine directors were elected for terms expiring on the date of the annual general meeting for the year ended December 31, 2011. As to each nominee for director, the results of the voting were as follows:

Name of Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
Paul A. Bragg	231,574,743	2,320,887	500,690	25,498,080
Steven Bradshaw	232,474,046	1,414,309	507,965	25,498,080
Jorge E. Estrada	219,477,408	818,247	14,100,665	25,498,080
Robert F. Grantham	230,415,483	3,480,672	500,165	25,498,080
Marcelo D. Guiscardo	219,436,497	860,158	14,099,665	25,498,080
Ong Tian Khiam	227,080,193	6,812,337	503,790	25,498,080
John C.G. O’Leary	217,000,753	3,283,127	14,112,440	25,498,080
Duke Ligon	227,088,299	6,803,856	504,165	25,498,080
Steinar Thomassen	232,912,869	979,281	504,170	25,498,080

The result of the vote on the proposal to approve an ordinary resolution to increase the Company’s ordinary share capital was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
66,233,209	168,036,203	126,908	25,498,080

The result of the vote on the proposal to approve a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association to provide further procedures regarding shareholder nominations and proposals was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
119,659,768	100,827,837	13,908,715	25,498,080

The result of the vote on the proposal to approve an ordinary resolution to amend and restate the 2007 Long-Term Incentive Compensation Plan to, among other things, increase the number of ordinary shares authorized for issuance thereunder was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
215,395,920	5,155,300	13,845,100	25,498,080

The result of the vote on the proposal to ratify UHY LLP as the Company’s independent registered public accounting firm was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
242,881,697	2,499,278	14,513,425	0

The result of the non-binding shareholder vote on the proposal to approve the compensation paid to the Company’s named executive officers was as follows:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
217,737,543	2,847,859	13,810,918	25,498,080

The result of the non-binding shareholder vote on the frequency of future non-binding advisory votes to approve the compensation paid to the Company’s named executive officers was as follows:

Number of Votes For Every Year	Number of Votes For Every Two Years	Number of Votes for Every Three Years	Number of Votes Abstaining	Number of Broker Non-Votes
116,143,764	1,196,983	8,531,554	108,524,019	25,498,080

In accordance with the Board of Directors recommendation as set forth in the Proxy Statement, and based on the voting results for this proposal, the Company determined that an advisory vote to approve the compensation of the named executive officers of the Company will be conducted on an annual basis, until the next advisory vote on this matter is held.

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Item 8.01	Other Events.

On August 1, 2011, Vantage Drilling Company (the “Company”) issued a press release announcing that it would conduct a conference call at 11:00 AM Eastern Time on August 3, 2011 to discuss operating results and developments for the second quarter of 2011. A copy of this press release is being furnished as Exhibit 99.1 to this report.

Item 9.01	Exhibits

Exhibit No.	Description

10.1	2007 Long-Term Incentive Compensation Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed with the SEC on July 1, 2011).

99.1	Press Release dated August 1, 2011.

[Signature page follows]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2011

VANTAGE DRILLING COMPANY

/s/ Douglas G. Smith
Douglas G. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2007 Long-Term Incentive Compensation Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed with the SEC on July 1, 2011).

99.1	Press Release dated August 1, 2011.